                                                                    EXHIBIT 99.1

NuCo2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  corporate@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                                   NUCO2 INC. CONTACTS:
                                                        Michael E. DeDomenico
                                                        Chairman and CEO
                                                        Gregg F. Stewart
                                                        Chief Financial Officer
                                                        (772) 221-1754

                      NUCO2 INC. REPORTS OPERATING RESULTS
                       FOR FOURTH QUARTER AND FISCAL 2002.
            FOURTH QUARTER EBITDA MEETS PREVIOUSLY ANNOUNCED TARGET.

STUART,  FLORIDA,  September 18, 2002 -- NuCo2 Inc. (NASDAQ:  NUCO), the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today announced  operating results for the fourth quarter and fiscal year ended June 30, 2002.

            Net sales for the fourth  quarter  ended June 30,  2002  amounted to
$17.9  million,  compared with $18.1 million in the  corresponding  year-earlier period.  Gross profit for the fourth quarter improved to $9.1 million,  compared with $9.0  million  a year  ago,  and the  gross  profit  margin  rose to 51.1%, compared  with  49.7% in last  year's  fourth  quarter.  Operating  loss for the quarter declined to $4.4 million,  compared to an operating loss of $6.6 million a year ago.

            Non-recurring  costs and charges for the year totaled $5.6  million, of which  $4.9  million  was  charged  to the  fourth  quarter.  Other  non-cash adjustments  for the year  equaled  $1.4  million,  of  which  $0.5  million  is reflected in the fiscal 2002 fourth quarter. The balance of $1.6 million related to prior  quarters as  indicated in the  accompanying  table.  In fiscal  2001's fourth quarter, non-recurring costs and charges totaled $7.6 million.

            For the quarter, the net loss amounted to $6.5 million, or $0.74 per share,  compared  with a net loss of $9.0  million,  or $1.07 per share,  in the corresponding year ago period.  Excluding  non-recurring items, EBITDA (earnings before interest, taxes, depreciation and amortization) for the fourth quarter of fiscal 2002 amounted to $4.6 million as compared to $5.4 million in the year-ago fourth quarter.  The Company expects to achieve  targeted EBITDA of $4.8 to $4.9 million for the first quarter of fiscal year 2003.

            For fiscal 2002, net sales amounted to $72.3 million,  compared with
$67.6  million  in the prior  year.  Gross  profit  amounted  to $36.8  million, compared with $34.4 million, with the gross profit margin in both years equal to
51%.  Fiscal 2002  operating  loss  declined to $1.8  million,  compared with an operating  loss of $5.3  million  in fiscal  2001.  The net loss in fiscal  2002 amounted to $11.0 million, or $1.32 per share, including a previously noted loss on extinguishment of debt, net of tax,  totaling  $796,000,  or $0.09 per share.
The fiscal 2001 net loss was $15.5 million, or $2.01 per share.  EBITDA,  before year end charges and adjustments, totaled $20.2 million in fiscal 2002, compared to $19.8 million in fiscal 2001.

            "In fiscal year 2002, our primary  objective was to get our house in order operationally and financially by putting the people, systems, and controls in place to ensure sustainable performance. I am pleased to say that we achieved these  objectives," said Michael E. DeDomenico,  Chairman and CEO. "With our new business  platform,  we are now able to refocus on sales  growth and  increasing bottom line profitability.  For fiscal 2003, the Company is targeting to achieve sequential improvement in revenue and profitability each quarter.

            "During  the past year we slowed our growth to permit us to focus on operational  strengthening to substantially increase customer service levels and put in place more efficient  distribution  processes.  By year-end,  we achieved significant improvements in logistics systems, delivery performance and customer satisfaction.  We have also  restructured  our customer  service  operations  to
significantly   upgrade  our  performance  in  handling  all  incoming  customer inquiries.  Additionally,  we have  strengthened  our billings  and  collections process to ensure a high quality receivable portfolio."

            The  Company  broadened  and  strengthened  its sales and  marketing programs  during  the  second  half of last  year,  including  the  addition  of experienced,  senior  level sales and  marketing  executives;  the roll-out of a national and regional multi-unit chain strategy;  and, an automated local market leads process to target higher potential  geographic markets.  These initiatives have already enabled  improvements in contract growth. As previously  announced, the Company's fourth quarter  contract rate was successfully  ramped-up to 2,800 new bookings, an 88% increase over the immediately preceding quarter. During the first quarter of fiscal year 2003, the Company, in August, announced the signing of a multi-chain  agreement with Unified Foodservice  Purchasing Co-op, LLC, the worldwide purchasing arm for YUM! Brands. The contract calls for installation of
NuCo2 bulk CO2 systems for all corporate-owned  restaurants, and in addition the contract  designates NuCo2 as the preferred  supplier for franchisees across the
United States. The Company expects to add over 2,000  corporate-owned  locations to its existing YUM!  Brands  customer sites. A program to convert the franchise restaurants  is currently  being  readied for  implementation  this year,  which represents a multi-year growth opportunity of over 10,000 stores.

            In addition,  NuCo2 in August 2002 also  announced  completion  of a private placement of 1.7 million common shares with institutional investors that raised net proceeds of $15.1 million. The funds were used for debt repayment.

                                   ABOUT NUCO2

            NuCo2 is a pioneer in the use of and is the largest  supplier in the
U.S. of bulk CO2 systems for carbonating  fountain beverages.  Substantially all of NuCo2's  revenues  are  derived  from the rental  and  refilling  of bulk CO2 systems  installed at customers'  sites,  which currently  number  approximately
70,000.  Bulk CO2 involves use of a cryogenic  vessel  installed at a customer's site,  which  preserves  CO2 in its  liquid  form and then  converts  the liquid product to gaseous CO2, the necessary ingredient for beverage carbonation. It is a relatively new technology  with clear  advantages over high pressure CO2, such as consistent and improved beverage quality,  increased product yields,  reduced employee handling and storage requirements, greater productivity, elimination of downtime and product waste as well as enhanced safety.  Among NuCo2's  customers are many of the major  national and regional  restaurant and  convenience  store chains, movie theater operators, theme parks, resorts and sports venues.

            STATEMENTS  CONTAINED IN THIS PRESS RELEASE CONCERNING THE COMPANY'S
OUTLOOK,  COMPETITIVE  POSITION AND OTHER  STATEMENTS OF  MANAGEMENT'S  BELIEFS,
GOALS AND EXPECTATIONS ARE  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE  SECURITIES  ACT OF 1933 AND  SECTION  21E OF THE  SECURITIES
EXCHANGE  ACT OF 1934,  AND ARE  SUBJECT TO RISKS AND  UNCERTAINTIES  THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER  MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE  STATEMENTS.  WITH  RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM
PROTECTION  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995. THESE
RISKS AND  UNCERTAINTIES  INCLUDE,  BUT ARE NOT  LIMITED  TO, THE ABILITY OF THE

COMPANY TO ADD NEW ACCOUNTS,  COMPETITION AND FUTURE OPERATING PERFORMANCE.  THE
COMPANY  DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD  LOOKING  STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

            Investors  can  listen to the  conference  call  today at 11:00 a.m.
Eastern  over  the  Internet   through  PR  Newswire's  web  site,   located  at
http://www.firstcallevents.com/service/ajwz365208605gf12.html.  To listen to the live call, please go to the web site at least fifteen minutes early to register, download and install any necessary audio  software.  For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

                                       ###

                                                  NuCo2 Inc.
                                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (In thousands, except per share amounts)

                                   ASSETS                                    June 30, 2002       June 30, 2001*
                                                                             -------------       --------------

Current assets:
          Cash and cash equivalents                                           $  1,562              $    626
          Trade accounts receivable, net of allowance for doubtful
          accounts of $3,085 and $2,506, respectively                            7,171                 7,746
          Inventories                                                              235                   199
          Prepaid expenses and other current assets                              1,966                 1,218
                                                                              --------              --------
               Total current assets                                             10,934                 9,789
                                                                              --------              --------
Property and equipment, net                                                     95,084               100,370

          Goodwill & other intangible assets, net                           26,300                27,445
          Other                                                                    320                   412
                                                                              --------              --------
               Total other assets                                               26,620                27,857
                                                                              --------              --------
                   Total assets                                               $132,638              $138,016
                                                                              ========              ========

        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
          Current maturities of long-term debt                                $     40              $     36
          Accounts payable                                                       3,512                 2,958
          Accrued expenses & other current liabilities                       5,051                 5,575
                                                                              --------              --------
               Total current liabilities                                         8,603                 8,569

Long-term debt, less current maturities                                         48,254                48,144
Subordinated debt                                                               39,366                39,166
Customer deposits                                                                2,644                 2,689
                                                                              --------              --------
               Total liabilities                                                98,867                98,568
                                                                              --------              --------
Redeemable preferred stock                                                       8,552                 5,466

Total shareholders' equity                                                      25,219                33,982
                                                                              --------              --------
                                                                              $132,638              $138,016
                                                                              ========              ========

*Restated to conform with current year's classifications.

                                                       NuCo2 Inc.
                                          CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (In thousands, except per share amounts)

                                                                 (unadited)
                                                         Three Months Ended June 30,     Twelve Months Ended  June 30,
                                                         ---------------------------     -----------------------------
                                                             2002        2001*                2002            2001*
                                                             ----        -----                ----            -----

Net sales                                                  $ 17,873    $ 18,060             $ 72,312         $ 67,633
                                                          ---------------------             -------------------------
Costs and expenses:
        Cost of products sold                                 8,733       9,079               35,491           33,178
        Selling, general and administrative expenses          6,378       7,149               17,614           17,367
        Depreciation and amortization                         4,077       4,465               16,319           17,475
        Loss on asset disposal                                3,101       4,010                4,661            4,891
                                                          ---------------------             -------------------------
                                                             22,289      24,703               74,085           72,911
                                                          ---------------------             -------------------------
        Operating loss                                       (4,416)     (6,643)              (1,773)          (5,278)

Interest expense (income), net                                2,041       2,322                8,402           10,207
                                                          ---------------------             -------------------------
        Net loss before extraordinary item                   (6,457)     (8,965)             (10,175)         (15,485)
        Loss on extinguishment of debt, net of tax             --          --                    796             --
                                                          ---------------------             -------------------------
        Net loss                                           $ (6,457)   $ (8,965)            $(10,971)        $(15,485)
                                                          =====================             =========================

        Net loss per share before extraordinary item      ($   0.74)  ($  1.07)             ($  1.23)       ($   2.01)
        Extraordinary item, extinguishment of debt         $   0.00    $   0.00             ($  0.09)        $   0.00
                                                          ---------------------             -------------------------

Net loss per common share                                  ($  0.74)   ($  1.07)            ($  1.32)        ($  2.01)
                                                          =====================             =========================
Weighted average number of common and common
      equivalent shares outstanding                           8,891       8,481                8,742            7,926
                                                          =====================             =========================

*Restated to conform to current year's clasification.

                                                          NuCo2 Inc.
                                              SELECTED QUARTERLY FINANCIAL DATA
                                           (In thousands, except per share amounts)
                                                         (UNAUDITED)

                                        Three months ended      Three months ended      Three months ended      Three months ended
                                        September 30, 2001      December 30, 2001         March 31, 2002          June 30, 2002
                                       --------------------    --------------------    --------------------     ------------------
                                       Reported    Adjusted    Reported    Adjusted    Reported    Adjusted

Net Sales                              $ 18,089    $ 18,089    $ 18,607    $ 18,607    $ 17,743    $ 17,743        $  17,873
Gross profit                              9,275       9,275       9,626       9,626       8,781       8,781            9,140
Operating income                          1,560       1,054       1,677       1,366       1,031         223           (4,416)
Net loss                                 (1,407)     (1,913)       (478)       (789)     (1,004)     (1,812)          (6,457)
Basic and diluted earnings per share      (0.18)      (0.23)      (0.07)      (0.11)      (0.13)      (0.23)           (0.74)